SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 8, 1999


                            Tri-County Bancorp, Inc.
             (Exact name of Registrant as specified in its Charter)


          Wyoming                       0-22220              83-304855
State or other jurisdiction of       (SEC File No.)        (IRS Employer
  incorporation)                                          Identification
                                                                 Number)


  2201 Main Street, Torrington, Wyoming                      82240
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:         (307) 532-2111


                                  N/A
          Former name or former address, if changed since last Report)

                            Tri-County Bancorp, Inc.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.  Other Events

      The Registrant announced that its Board of Directors has approved the plan of its subsidiary, Tri-County Federal Savings Bank, to open a branch office in Cheyenne, Wyoming.

      For further details, reference is made to the Press Release dated March 8, 1999, which is attached hereto as Exhibit 28 and incorporated herein by this reference.

Item 7.  Financial Statement, Pro Forma financial Information and Exhibits

Exhibit 28 - Press Release dated March 8, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             Tri-County Bancorp Inc.


Date: March 10, 1999          By:  /s/ Robert L. Savage
     -------------------               President and Chief Executive Officer